EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Synera Studio Inc. (the "Company”) on Form 10-K for the fiscal year ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The  information  contained  in  the  Report  fairly  presents,  in  all  material  respects,  the  financial condition and  results of operations of the Company.

Date: August 3, 2026	By:	/s/ Zoran Bubanja
Zoran Bubanja
President, Chief Executive Officer and Chief Financial Officer